                                                                   Exhibit 99.1

                      Form 4 Joint Filer Information

Name:                                       KLM GP LLC

Address:                                    111 West 33rd Street, Suite 1910
                                            New York, NY 10120

Date of Event Requiring Statement:          03/18/2022

Name:                                       Darren Richman

Address:                                    111 West 33rd Street, Suite 1910
                                            New York, NY 10120

Date of Event Requiring Statement:          03/18/2022

Name:                                       David Chene

Address:                                    111 West 33rd Street, Suite 1910
                                            New York, NY 10120

Date of Event Requiring Statement:          03/18/2022